UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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MASTER SILICON CARBIDE INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT
OF
MASTER SILICON CARBIDE INDUSTRIES, INC.
558 Lime Rock Road,
Lakeville, Connecticut, 06039

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS
OF MASTER SILICON CARBIDE INDUSTRIES, INC.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of Master Silicon Carbide Industries, Inc., a Delaware corporation (the “Company”), in connection with the unanimous written consent dated September 30, 2009 of the Board of Directors of the corporate actions referred to below and the subsequent approval by written consent of such action dated September 30, 2009 of the holders of outstanding shares of Common Stock, par value $.001 per share (the “Common Stock”) and Series A Convertible Preferred Stock, par value $.001 per share (the “Series A Stock”) of the Company having shares entitling them to cast a  majority of votes that may be cast regarding the corporate actions, which approval is sufficient under the Delaware General Corporation Law to approve the corporate actions. Accordingly, this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate actions before they take effect.

Pursuant to Section 228(e) of the Delaware General Corporation Law and the Company’s bylaws, this Information Statement shall constitute as a notice to all holders of our Common Stock and Series A Stock are entitled to vote.

This Information Statement will be mailed to the stockholders of record of the Company on __________, 2009 (the “Record Date”).

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about ___________, 2009, and the corporate actions described below will not be effective until at least 20 days after the mailing.

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company’s Secretary, Mary Fellows at 558 Lime Rock Road, Lakeville, Connecticut, 06039.

ACTION BY BOARD OF
DIRECTORS AND
CONSENTING STOCKHOLDERS

By unanimous written consent dated September 30, 2009 the Board of Directors approved the taking of all required action to change the Company’s state of incorporation from Delaware to Nevada (hereinafter referred to as “Reincorporation”) by merging the Company into a newly formed Nevada corporation under the name of “Master Silicon Carbide Industries, Inc.”, which is the Company’s wholly-owned subsidiary (hereinafter referred to as “MSCI Nevada”) pursuant to an Agreement and Plan of Merger (hereinafter referred to as the “Merger Agreement”)  and recommended such Reincorporation contemplated thereby be approved by our stockholders, a copy of which is attached hereto as Exhibit A.  By written consent dated September 30, 2009, the holders of a majority of the shares entitled to vote approved the Reincorporation contemplated thereby.  A copy of the stockholder consent is attached hereto as Exhibit B.  A form of the Articles of Incorporation of MSCI Nevada is attached hereto as Exhibit C. A form of the new bylaws of MSCI Nevada is attached as Exhibit D. A form of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of MSCI Nevada (the “COD of MSCI Nevada Series A Stock”) is attached as Exhibit E.

The Reincorporation will become effective when a certificate of merger is filed with the State of Delaware and articles of merger are filed with the State of Nevada. The Company anticipates that the filings of the certificate of merger and articles of merger will occur on or about November 1, 2009. If the Reincorporation were not adopted by written consent of the stockholders, it would have to be considered by the stockholders at a special stockholders' meeting convened for the specific purpose of approving the Reincorporation.

The elimination of the need for a special meeting of stockholders to approve the Reincorporation is made possible by Section 228 of the Delaware General Corporation Law (the "Delaware Law") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

Also, pursuant to the Delaware Law and the Company’s bylaws, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

Under Section 251 of the Delaware Law, the Reincorporation, which will be conducted by merging the Company into MSCI Nevada, is required to be approved by the holders of a majority of our outstanding stock entitled to vote thereon. The Company decided to utilize the written consent of the holders of a majority of our outstanding stock entitled to vote thereon in order to eliminate the costs and management time involved in holding a special meeting of stockholders. Other than the foregoing, however, we need not comply with any federal or state regulatory requirements nor must we obtain any approvals in connection with the merger and the reincorporation.

The reasons for, and general effect of, the Reincorporation are described below in “REINCORPORATION FROM DELAWARE TO NEVADA”.

The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of our Common Stock and Series A Stock.

VOTING SECURITIES AND INFORMATION
ON CONSENTING STOCKHOLDERS

Under Delaware Law a vote by the holders of a majority of the outstanding stock of the Company entitled to vote thereon is required to approve the action described herein. The holders of our outstanding Common Stock and Series A Stock, voting as a single class (with the holders of Common Stock being entitled to one vote per share held and the holders of Series A Stock being entitled to 10  votes per each share held) are entitled to vote regarding approval of the Amendment.

As of the date of this Information Statement, there were outstanding 2,522,050 shares of Common Stock and 996,186 shares of Series A Stock. The aggregate number of votes which the holders of our Common Stock and Series A Stock are entitled to vote regarding the approval of the Reincorporation is 12,483,909, of which a majority, or at least 6,241,955, are required to approve the action described herein. The consenting stockholders voted in favor of the actions described herein in a written consent, dated September 30, 2009, attached hereto as Exhibit B. The consenting stockholders are collectively the record and beneficial owners of shares of Common Stock and Series A Stock entitling them to an aggregate of 9,207,279 votes, representing approximately 73.75% of the of the total number of votes which could be cast regarding the approval of the Reincorporation.

The following table sets forth the names of the consenting stockholders, the number of shares of Common Stock and Series A Stock held by the consenting stockholders with respect to which such consent was given, the total number of votes for which consent was given by the consenting stockholders and the percentage that such total number of votes represents out of the total votes which could be cast by all holders of Common Stock and Series A Stock.

Name	Number of Shares of Common Stock Held	Number of Shares of Series A Stock Held	Number of Votes For Which Consent Was Given	Percentage Of all Votes which Could be Cast
Vicis Capital Master Fund	351,834	705,993	7,411,763	59.37%
New World Power, LLC	85,239	171,028	1,795,516	14.38%
Subtotal			9,207,279	73.75%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth the date of this Information Statement, the number of shares of our Common Stock or Series A Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Common Stock or Series A Stock, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated. As of the date of this Information Statement, there were outstanding 2,522,050 shares of Common Stock and 996,186 shares of Series A Stock.

Title of Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Common Stock	New World Power, LLC 558 Lime Rock Road Lime Rock, Connecticut 06039	2,223,085	(3)	47.71%
Common Stock	John D. Kuhns 558 Lime Rock Road Lime Rock, Connecticut 06039	2,223,085	(3)(4)	22.90%
Common Stock	Mary E. Fellows 558 Lime Rock Road Lime Rock, Connecticut 06039	740,862	(5)	22.90%
Common Stock	Zhigang Gao The High-tech Building 9F, No.3003 Qianjing Street High-tech Development Zone in Changchun City PRC, 130024	925,000	(9)	36.68%
Common Stock	Dr. Yousu Lin c/o 558 Lime Rock Road Lime Rock, Connecticut 06039	740,862	(6)	22.90%
Common Stock	Vicis Capital Master Fund 126 East 56th St. 7th Fl, New York, NY 10022	9,176,745	(7)	80.87%
Common Stock	James Tie Li 22 Berkshire Way, East Brunswick, NJ 08816	0	(8)	—
Common Stock	Shad Stastney 126 East 56th St. 7th Fl, New York, NY 10022	0		—
Common Stock	Hong Zhao 22 Berkshire Way, East Brunswick, NJ 08816	675,000	(8)	26.76%
	All officers and directors as a group (6 persons)	13,806,554	(10)	96.99%

(1) Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(2) The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment power within 60 days. The number of shares shown includes outstanding shares of Common Stock owned as of the date of this Information Statement by the person indicated. The total number of shares of our Common Stock outstanding on the date of this Information Statement was 2,522,050 shares.

(3) Includes (i) an aggregate of 1,710,277 shares of Common Stock issuable upon conversion of an aggregate 171,028 shares of Series A Stock which are immediately convertible into Common Stock at the option of New World Power, LLC; and (ii) 427,569 shares of Common Stock issuable upon exercise of immediately exercisable warrants held by New World Power, LLC.

(4) Mr. Kuhns is the owner of 100% of the membership interests and the sole manager of New World Power, LLC and therefore controls such company and by virtue of such control may be deemed to beneficially own all of the Company’s securities that are owned by New World Power, LLC.

(5) Includes (i) an aggregate of 569,971 shares of Common Stock issuable upon conversion of an aggregate 56,997 shares of Series A Stock which are immediately convertible into Common Stock at the option of Ms. Fellows; and (ii) 142,493 shares of Common Stock issuable upon exercise of immediately exercisable warrants held by Ms. Fellows.

(6) Includes (i) an aggregate of 569,971 shares of Common Stock issuable upon conversion of an aggregate 56,997 shares of Series A Stock which are immediately convertible into Common Stock at the option of Dr. Lin; and (ii) 142,493 shares of Common Stock issuable upon exercise of immediately exercisable warrants held by Dr. Lin.

(7) Includes (i) an aggregate of 7,059,929 shares of Common Stock issuable upon conversion of an aggregate 705,993 shares of Series A Stock which are immediately convertible into Common Stock at the option of Vicis Capital Master Fund; and (ii) 1,764,982 shares of Common Stock issuable upon exercise of immediately exercisable warrants held by Vicis Capital Master Fund.

(8) The share number disclosed herein does not include 675,000 shares of Common Stock owned by Ms. Hong Zhao, wife of James Tie Li, who is our former director and CFO.

(9) Includes a total of 925,000 shares of Common Stock issued to Mr. Gao.

(10) Includes an aggregate of (i) 1,418,869 shares of Common Stock that have been issued; (ii) 9,910,148 shares of Common Stock issuable upon conversion of an aggregate 991,015 shares of Series A Stock which are immediately convertible into Common Stock at the option of such persons; and (iii) 2,477,537 shares of Common Stock issuable upon the exercise of immediately exercisable warrants held by such persons. The shares disclosed herein do not include 675,000 shares of Common Stock owned by Ms. Hong Zhao, wife of James Tie Li, who is our former director and CFO.

REINCORPORATION FROM DELAWARE TO NEVADA

The Reincorporation would be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly owned subsidiary of the Company, which we refer to as “MSCI Nevada,” pursuant to an Agreement and Plan of Merger, or “merger agreement,” in substantially the form attached as Exhibit A to this Information Statement. Upon completion of the merger, MSCI Nevada will be the surviving corporation and will continue to operate our business under the name “Master Silicon Carbide Industries”. In this section, we refer to the Company before the Reincorporation as “the Company” and after the merger as “MSCI Nevada.” In connection with the Reincorporation:

•
There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial);

•
The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with MSCI Nevada following the Reincorporation, and there will be no substantive change in direct or indirect interests of the current directors or executive officers of the Company; and

•
Your shares of common stock of the Company will automatically be converted into an equivalent number of shares of common stock of MSCI Nevada. YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MSCI NEVADA.

•	We will be governed by new articles of incorporation under Nevada law, filed with the Secretary of State of Nevada on July 1, 2009, substantially in the form attached as Exhibit C.

•	We will adopt new bylaws under Nevada law, effective as of September 30, 2009, in the form attached as Exhibit D.

•
Series A Stock of the Company will automatically be converted into an equivalent number of shares of Series A Convertible Preferred Stock of MSCI Nevada. Holders of Series A Stock of the Company will not need to exchange their existing Series A Stock certificates. The rights and preferences of Series A Stock of MSCI Nevada are identical to those of the Series A Stock of the Company. The COD of MSCI Nevada Series A Stock was filed with the Secretary of State of Nevada on August 18, 2009, a form of which is attached as Exhibit E.

Upon completion of the Reincorporation, the authorized capital stock of MSCI Nevada will consist of 100,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value, which is identical to the existing authorized capital stock of the Company. Our common stock is currently quoted on the Over-the-Counter Bulletin Board under the symbol “MAST”. We believe that the common stock of MSCI Nevada will also be quoted on the Over-the-Counter Bulletin Board immediately after the Reincorporation. In addition, all outstanding warrants exercisable for shares of the Company’s common stock will be automatically converted in to comparable warrants of MSCI Nevada.

You will not have to take any action to exchange your stock certificates as a result of the merger. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of MSCI Nevada’s common stock following the Reincorporation. New certificates representing shares of MSCI Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Purpose of Reincorporation

Primarily, the Reincorporation of the Company from Delaware to Nevada would eliminate our obligation to pay the annual Delaware franchise tax which would result in significant savings to us over the long term. Although for tax year 2008, we only paid $ 121.18 as the Delaware franchise tax; we estimate that we will be required to pay around $ 107,800 in annual franchise fees to the State of Delaware for tax year 2009 due to our increased gross assets and issued outstanding stock after the Company’s private placement in September 2008. Should we reincorporate in the State of Nevada, our current annual filing fee in the State of Nevada would be approximately $175. The difference between annual filing fees in Delaware and Nevada will continue to become greater if the value of our assets continues to grow.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, MSCI Nevada will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater details immediately below.

The Reincorporation is not being effective to prevent a change in control, nor is it in response to any present attempt known to our Board of Directors to acquire control of the Company or obtain representation on our Board of Directors. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of shareholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see "Significant Differences Between Delaware and Nevada Law," below.

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Significant Differences between Delaware and Nevada Law

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and bylaws. The merger agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of MSCI Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of MSCI Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of MSCI Nevada following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of MSCI Nevada, which are attached as Appendices B and C, respectively, to this Information Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the merger agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

                General.  As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

                Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

                Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision except from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

                Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

                Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if ALL members of the board or committee, as the case may be, consent to the action in writing.

                Actions by Written Consent of Shareholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

                Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

                Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

                Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

                Special Meetings of the Shareholders. Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law permits special meetings of shareholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

                Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board of Directors.

                Adjournment of Shareholder Meetings. Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

                Duration of Proxies. Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Shareholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of shareholder approval. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

                Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Significant Differences between Bylaws of MSCI Nevada and Bylaws of the Company

In addition to the differences between the laws of Delaware and Nevada described above, under the bylaws of MSCI Nevada, the holders of at least one-third of the outstanding voting shares shall constitute a quorum at a meeting of stockholders. The Company’s current bylaws require majority of the outstanding voting shares to constitute a quorum at a meeting of stockholders.

Certain Federal Income Tax Consequences of the Reincorporation.

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or MSCI Nevada. Each stockholder will have the same basis in MSCI Nevada’s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holder’s holding period in MSCI Nevada’s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Absence of Appraisal Rights

The reincorporation will be conducted as a merger of the Company into MSCI Nevada, our wholly-owned subsidiary, pursuant to Section 253 of the General Corporation Law of the State of Delaware. Under Section 253, no right of appraisal or redemption is available to our shareholders in connection with the merger. Therefore, our stockholders are not entitled to receive consideration instead of shares of MSCI Nevada.

OTHER MATTERS

The Board of Directors knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Common Stock and Series A Stock.

By Order of the Board of Directors

/s/ Mary E. Fellows
Mary E. Fellows
Secretary

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Plan”) is adopted as of September 30, 2009, by and between Master Silicon Carbide Industries, Inc., a Delaware corporation (“MSCI Delaware”), and Master Silicon Carbide Industries, Inc., a Nevada corporation and a wholly-owned subsidiary of MSCI Delaware (“MSCI Nevada”).

WHEREAS, MSCI Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, MSCI Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, on the date hereof, MSCI Delaware has authority to issue One Hundred Ten Million (110,000,000) shares of capital stock consisting of On Hundred Million (100,000,000) shares of common stock, $.001 par value per share, of which 2,522,050 shares are issued and outstanding (“MSCI Delaware Common Stock”), and Ten Million (10,000,000) shares of preferred stock, $.001 par value per share, of which 996,186 shares are outstanding (“MSCI Delaware Preferred Stock”), and MSCI Delaware also has outstanding warrants to purchase a total of 2,490,465 shares of MSCI Delaware Common Stock (“MSCI Delaware Warrant”);

WHEREAS, on the date hereof, MSCI Nevada has authority to issue One Hundred Ten Million (110,000,000) shares of capital stock consisting of One Hundred Million (100,000,000) shares of common stock, $.001 par value per share (“MSCI Nevada Common Stock”), and Ten Million (10,000,000) shares of preferred stock, $.001 par value per share (“MSCI Nevada Preferred Stock”);

WHEREAS, on the date hereof, one (1) share of MSCI Nevada Common Stock is issued and outstanding and is owned by MSCI Delaware and no shares of Nevada Preferred Stock are outstanding.

WHEREAS, the respective boards of directors of MSCI Nevada and MSCI Delaware have determined that, for the purpose of effecting the reincorporation of MSCI Delaware in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that MSCI Delaware merge with and into MSCI Nevada upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of MSCI Nevada and MSCI Delaware have approved the Plan and recommend that it be submitted to the respective shareholders of MSCI Nevada and MSCI Delaware entitled to vote thereon; and

WHEREAS, the respective shareholders of MSCI Nevada and MSCI Delaware entitled to vote thereon have approved the Plan.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, MSCI Delaware and MSCI Nevada hereby agree to merge as follows:

1.            Merger. Subject to the terms and conditions hereinafter set forth, MSCI Delaware shall be merged with and into MSCI Nevada, with MSCI Nevada to be the surviving corporation in the merger (the “Merger”).  The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 253 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware and articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

2.           Principal Office of MSCI Nevada.  The address of the principal office of MSCI Nevada is 558 Lime Rock Road, Lakeville, Connecticut 06039.

3.            Corporate Documents.  The Articles of Incorporation of MSCI Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of MSCI Nevada as the surviving corporation.  The Bylaws of MSCI Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of MSCI Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4.            Directors and Officers.   The directors and officers of MSCI Delaware at the Effective Time shall be and become directors and officers, holding the same titles and positions, of MSCI Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of MSCI Nevada.

5.            Succession. At the Effective Time, MSCI Nevada shall succeed to MSCI Delaware in the manner of and as more fully set forth in Section 259 of the DGCL and in Section 92A.250 of the NRS.

6.            Further Assurances. From time to time, as and when required by MSCI Nevada or by its successors and assigns, there shall be executed and delivered on behalf of MSCI Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in MSCI Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of MSCI Delaware, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of MSCI Nevada are fully authorized in the name and on behalf of MSCI Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7.            MSCI Delaware Common Stock and MSCI Delaware Preferred Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of MSCI Delaware Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of MSCI Nevada Common Stock and each share of MSCI Delaware Preferred Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of MSCI Nevada Preferred Stock.

8.            Stock Certificates.  At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of MSCI Delaware Common Stock and MSCI Delaware Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of MSCI Nevada Common Stock and MSCI Nevada Preferred Stock into which the shares of the MSCI Delaware represented by such certificates have been converted as herein provided.

9.            Options; Warrants.   Each option, warrant or other right to purchase shares of MSCI Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase the same number of shares of MSCI Nevada Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase MSCI Delaware Common Stock.

10.          Common Stock of MSCI Nevada.   At the Effective Time, the previously outstanding one (1) share of MSCI Nevada Common Stock registered in the name of MSCI Delaware shall, by reason of the Merger, be reacquired by MSCI Nevada, shall be retired and shall resume the status of authorized and unissued shares of MSCI Nevada Common Stock, and no shares of MSCI Nevada Common Stock or other securities of MSCI Nevada shall be issued in respect thereof.

11.          Amendment.   The boards of directors of MSCI Delaware and MSCI Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of MSCI Nevada or the stockholders of MSCI Delaware shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the MSCI Delaware Common Stock or MSCI Delaware Preferred Stock, (ii) alter or change any term of the articles of incorporation of MSCI Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of MSCI Delaware Common Stock or MSCI Delaware Preferred Stock.

12.          Abandonment.   At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either MSCI Delaware or MSCI Nevada or both, notwithstanding approval of this Plan by the sole shareholder of MSCI Nevada or the stockholders of MSCI Nevada, or both.

13.          Rights and Duties of MSCI Nevada. At the Effective Time and for all purposes the separate existence of MSCI Delaware shall cease and shall be merged with and into MSCI Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of MSCI Delaware; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to MSCI Delaware shall continue and be taken and deemed to be transferred to and vested in MSCI Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in MSCI Delaware shall not revert or be in any way impaired by reason of such Merger; and MSCI Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of MSCI Delaware; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against MSCI Delaware may be prosecuted as if the Merger had not taken place, or MSCI Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of MSCI Delaware shall be impaired by the Merger. If at any time MSCI Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of  MSCI Delaware in MSCI Nevada according to the terms hereof, the officers and directors of MSCI Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in MSCI Nevada, and otherwise to carry out the purposes of this Plan.

14.          Consent to Service of Process. MSCI Nevada hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of MSCI Delaware, as well as for enforcement of any obligation of MSCI Nevada arising from the Merger. MSCI Nevada hereby irrevocably appoints the Secretary of State of the State of Delaware and the successors of such officer its attorney in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against MSCI Nevada any obligation of MSCI Delaware. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to the principal office of MSCI Nevada at 558 Lime Rock Road, Lakeville, Connecticut 06039.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors and by vote of shareholders of MSCI Delaware and MSCI Nevada, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

MASTER SILICON CARBIDE INDUSTRIES, INC. a Delaware corporation

By:	/s/ John D. Kuhns
John D. Kuhns, President and Chief Executive Officer

MASTER SILICON CARBIDE INDUSTRIES, INC. a Nevada corporation

By:	/s/ John D. Kuhns
John D. Kuhns, President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

EXHIBIT B

WRITTEN CONSENT
OF A MAJORITY OF THE STOCKHOLDERS
OF
MASTER SILICON CARBIDE INDUSTRIES, INC.
(A Delaware Corporation)

September 30, 2009

The undersigned, as listed on Schedule A, constituting the holders of at least a majority of the votes entitled to be cast on the matters referred to herein of outstanding common stock, par value $.001 per share (“Common Stock”) and Series A Convertible Preferred Stock, par value $.001 per share (“Series A Preferred”) of Master Silicon Carbide Industries, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), adopts the following resolutions pursuant to Section 228 of the Delaware General Corporation Law:

WHEREAS, the Board of Directors has deemed it to be advisable and in the best interests of the Company to enter into an Agreement and Plan of Merger with Master Silicon Carbide Industries, Inc., a Nevada corporation (“MSCI Nevada”), a copy of which is attached hereto as Exhibit A (the “Merger Agreement”), pursuant to which the Company will merge with and into MSCI Nevada (the “Merger”) and (i) each share of common stock, par value $.001 per share, of the Company will automatically be converted into one share of common stock, par value $.001 per share, of MSCI Nevada (“MSCI Nevada Common Stock”); (ii) each share of preferred stock, par value $.001 per share, of the Company will automatically be converted into one share of preferred stock, par value $.001 per share, of MSCI Nevada (“MSCI Nevada Preferred Stock”) and (iii) each warrant to purchase shares of MSCI Delaware Common Stock (“MSCI Delaware Warrant”) will automatically be converted into a warrant of MSCI Nevada to purchase the same number of shares of MSCI Delaware Common Stock (“MSCI Nevada Warrant”)..

NOW, THEREFORE, be it

RESOLVED, that the Merger Agreement pursuant to which the Company will merge with and into MSCI Nevada and (i) each share of the Company’s Common Stock will automatically be converted into one share of MSCI Nevada Common Stock; (ii) each share of the Company’s Preferred Stock will automatically be converted into one share of MSCI Nevada Preferred Stock; and (iii)each MSCI Delaware Warrant will automatically be converted into MSCI Nevada Warrant be, and is hereby, adopted and the Merger and all the transactions contemplated by the Merger Agreement be, and are hereby, approved in all respects; and be it further

RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed to take all such further actions as they, or any of them, may deem necessary or appropriate to effectuate the Merger and to carry out the purpose and intent of the foregoing resolutions; and be it further.

RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, to file with the Secretary of State of Delaware, the Certificate of Ownership and Merger, a form of which is attached hereto as Exhibit B and execute and file any and all other certificates, amendments, instruments and documents, in the name of, and on behalf of, the Company, with such changes thereto as any officer may approve and shall be necessary to effectuate the Merger and to carry out the purpose and intent of the foregoing resolutions.

IN WITNESS HEREOF, the undersigned have executed this Written Consent as of the date first above written.

Majority Shareholders:

Vicis Capital Master Fund

By:	/s/ Shad Stastney
Shad Stastney
Title: Member and COO

New World Power LLC

By:	/s/ John D. Kuhns
John D. Kuhns
Title: Manager

SCHEDULE A

Name	Number of Shares of Common Stock Held	Number of Common Stock held underlying Series A Preferred	Number of Votes for Which Consent Was Given	Percentage of All Votes Which Could be Cast

Vicis Capital Master Fund	351,834	7,059,929	7,411,763	59.37%

New World Power, LLC	85,239	1,710,277	1,795,516	14.38%

Total	—	—	9,207,279	73.75%

Note:

The total number of outstanding Common Stock of the Company as of the date herein is 2,522,050 shares, which represent 2,522,050 voting shares.

The total number of outstanding Series A Preferred Stock of the Company as of the date herein is 996,186 shares, which represent 9,961,859 voting shares.

Therefore, the total number of shares entitle to vote as of the date herein is 12, 483,909.

Exhibit A

To

Written Consent of Majority Stockholders

Merger Agreement

Exhibit B

To

Written Consent of Majority Stockholders

Certificate of Ownership and Merger

STATE OF DELAWARE
CERTIFICATE OF OWNERSHIP
AND MERGER

(Section 253B Parent into Subsidiary)

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING

Master Silicon Carbide Industries, Inc., a Delaware corporation

INTO

Master Silicon Carbide Industries, Inc., a Nevada corporation

Master Silicon Carbide Industries, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”)

DOES HEREBY CERTIFY:

FIRST:  That it was organized pursuant to the provisions of the General Corporation Law of the State of Delaware, on the 21st day of May, 2007 A.D.

SECOND: That it owns 100% of the outstanding shares of the capital stock of Master Silicon Carbide Industries, Inc. (“MSCI Nevada”), a corporation organized pursuant to the provisions of the General Corporation Law to the State of Nevada, on the 1st day of July, 2009 A.D.

THIRD: That the written consent of the Board of Directors of the Company, dated the 30th day of September, 2009, determined to merge the Company into MSCI Nevada, and did adopt the following resolutions:

RESOLVED, that the Company, merge itself into MSCI Nevada, which will assume all of the obligations of the Company.

FURTHER RESOLVED, that the terms and conditions of the merger are as follows:

Upon completion of the merger, the holders of the capital stock of the Company shall receive an equivalent number of shares of the capital stock of MSCI Nevada and shall have no further claims of any kind or nature; and all of the capital stock of MSCI Nevada held by the Company shall be surrendered and cancelled.

FURTHER RESOLVED, that this resolution to merge be submitted to the stockholders of the Company, at a meeting to be called and held after twenty days notice of the purpose thereof mailed to the last known address of each stockholder and in the event that the holders of at least a majority of the stock of the Company vote in favor of this resolution that the merger shall be deemed approved.

FOURTH:   That this merger has been approved by the holders of at least a majority of the outstanding shares of stock of the Company, at a meeting duly called for the purpose.

IN WITNESS WHEREOF, said parent corporation has caused this Certificate to be signed by an authorized officer this _________day of ____________________, 2009.

By:
Authorized Officer

Name:	John D. Kuhns

Title:	President and Chief Executive Officer

EXHIBIT C

ARTICLES OF INCORPORATION

OF

MASTER SILICON CARBIDE INDUSTRIES INC

(Pursuant to NRS 78)

ARTICLE I

The name of the corporation (which is hereinafter referred to as the "Corporation") is Master Silicon Carbide Industries, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Nevada is 202 South Minnesota Street, Carson City, Nevada 89703. The name of the registered agent of the Corporation is United Corporate Services, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the provisions of Chapter 78 of the Nevada Revised Statutes.

ARTICLE IV

 SECTION 1.    Common Stock.  The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 100,000,000 at a par value of $.001 per share.  All stock, when issued shall be fully paid and non-assessable, shall be of the same class and have the same rights and preferences.

Each share of Common Stock shall be entitled to one vote at a stockholder’s meeting, either in person or by proxy.  Cumulative voting in elections of Directors and all other matters brought before stockholder meetings, whether they be annual or special, shall not be permitted.

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation's debts; and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

Stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed upon from time to time by the Corporation and any such stockholder.

SECTION 2.    Preferred Stock.  The aggregate number of shares of Preferred Stock which the Corporation shall have authority to issue is 10,000,000 shares, par value $.001, which may  be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation. The Board of Directors is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

ARTICLE V

SECTION 1.    Number. Election and Terms of Directors. The members of the governing board of the Corporation shall be called Directors of the Corporation. The number of the Directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws of the Corporation, and shall initially be six. The name and address of the first Board of Directors is as follows:

Name	Address

John D. Kuhns	558 Lime Rock Road, Lakeville CT 06039

Mary E. Fellows	558 Lime Rock Road, Lakeville CT 06039

Zhigang Gao	The High-tech Building 9F, No.3003, Qianjing Street High-tech Development Zone in Changchun City PRC, 130024

Dr. Yousu Lin	25B, New Poly Plaza, No.1 Chaoyangmen North St., Dongcheng District, Beijing 100010, P.R.China

James Tie Li	22 Berkshire Way, East Brunswick, NJ 08816

Shad Stastney	126 East 56th Street, 7th Fl, New York, NY 10022

SECTION 2.    Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining Director. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

ARTICLE VI

Any action required or permitted to be taken by the stockholders of the Corporation may be effected by any consent in writing by such holders, signed by holders of not less than that number of shares of Common Stock required to approve such action.

ARTICLE VII

Subject to any express provision of the laws of the State of Nevada or these Articles of Incorporation, the Board of Directors shall have the power to make, alter, amend and repeal the By-Laws of the Corporation (except so far as By-Laws of the Corporation adopted by the stockholders shall otherwise provide). Any By-Laws made by the Directors under the powers conferred hereby may be altered, amended or repealed by the Directors or by the stockholders.

ARTICLE VII

Election of Directors need not be by ballot unless the By-laws of the Corporation shall so provide.

ARTICLE VIII

SECTION 1. Elimination of Certain Liability of Directors.  A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the payment of distributions to stockholders in violation of Section 78.300 of the Nevada Revised Statutes, or (iv) for any transaction from which the Director derived an improper personal benefit.

SECTION 2. Indemnification and Insurance.

(a) Action, etc., Other Than by or in the Right of the Corporation. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any Agent (as hereinafter defined) against costs, charges and Expenses (as hereinafter defined), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Agent in connection with such action, suit or proceeding, and any appeal there from, if the Agent acted in good faith and in a manner the Agent reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding—whether by judgment, order, settlement conviction, or upon a plea of nolo contendere or its equivalent—shall not, of itself, create a presumption that the Agent did not act in good faith and in a manner which the Agent reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that the Agent had reasonable cause to believe that the Agent's conduct was unlawful.

(b) Action, etc., by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an Agent, against costs, charges and Expenses actually and reasonably incurred by the Agent in connection with the defense or settlement of such action or suit and any appeal therefrom if the Agent acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of the Agent's duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and Expenses which such court shall deem proper.

(c) Determination of Right of Indemnification. Any indemnification under Paragraphs (a) and (b) of this Section (unless ordered by a court) shall be paid by the Corporation unless a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, that such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe that his conduct was unlawful.

(d) Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Section, to the extent that an Agent has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, the settlement of an action without admission of liability, or the defense of any claim, issue or matter therein, or on appeal from any such proceeding, action, claim or matter, such Agent shall be indemnified against all costs, charges and Expenses incurred in connection therewith.

(e) Advances of Expenses. Except as limited by Paragraph (f) of this Section, costs, charges, and Expenses incurred by an Agent in any action, suit, proceeding or investigation or any appeal there from shall be paid by the Corporation in advance of the final disposition of such matter if the Agent shall undertake to repay such amount in the event that it is ultimately determined as provided herein that such person is not entitled to indemnification. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, the Agent acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Board of Directors or independent legal counsel reasonably determines that the Agent deliberately breached such persons’ duty to the Corporation or its stockholders.

(f) Right of Agent to Indemnification upon Application: Procedure upon     Application. Any indemnification under Paragraphs (a), (b) and (d) or advance under Paragraph (e) of this Section, shall be made promptly, and in any event within 60 days, upon the written request of the Agent, unless with respect to applications under Paragraphs (a), (b) or (e), a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested Directors that such Agent acted in a manner set forth in such Paragraphs as to justify the Corporation's not indemnifying or making an advance to the Agent. In the event no quorum of disinterested Directors is obtainable, the Board of Directors shall promptly direct that independent legal counsel shall decide whether the Agent acted in the manner set forth in such Paragraphs as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Section shall be enforceable by the Agent in any court of competent jurisdiction if the Board of Directors or independent legal counsel denies the claim in whole or in part or if no disposition of such claim is made within 60 days. The Agent's costs, charges, and expenses incurred in connection with successfully establishing such persons’ right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

(g) Other Rights and Remedies. The indemnification provided by this Section shall not be deemed exclusive of, and shall not affect, any other rights to which an Agent seeking indemnification may be entitled under any law, By-law, or charter provision, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Section shall be deemed to be contract between the Corporation and the Agent who serves in such capacity at any time while these Articles and other relevant provisions of the general corporation law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

(h) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of such persons' status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section. The Corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

(i) Other Enterprises. Fines and Serving at Corporation's Request. For purposes of this Section, references to "other enterprise" in Paragraph (a) shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service by Agent as Director, officer, employee, agent or fiduciary of the Corporation which imposes duties on, or involves services by, such Agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Section.

(j) Savings Clause. If this Section or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to costs, charges and Expenses, judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, and any appeal there from, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Section that shall not have been invalidated, and to the fullest extent permitted by applicable law.

(k) Common Directors - Transactions between Corporations. No contract or other transaction between this corporation and any one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors or officers are financially interested, shall be either void or void-able because of such relationship or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof, which authorizes, approves, or ratifies such contract or transaction, or because his or their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested director; or (b) the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent, or (c) the contract or transaction is fair and reasonable to the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee there of which authorizes, approves or ratifies such contract or transaction.

(l) Definitions. For the purposes of this Article:

(i) "Agent" means any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the Corporation (other than a judicial action or suit brought by or in the right of the Corporation) by reason of the fact that he or she is or was or has agreed to be a Director, officer, employee, agent or fiduciary of the Corporation, or that, being or having been such a Director, officer, employee, agent or fiduciary, he or she is or was serving at the request of the Corporation as a Director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise.

(ii) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a proceeding.

ARTICLE IX

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE X

The Corporation shall exist in perpetuity, from and after the date of filing of its original Articles of Incorporation with the Secretary of State of the State of Nevada unless dissolved according to law.

ARTICLE XI

The provisions of Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes shall be inapplicable to the Corporation.

ARTICLE XII

The provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes shall be inapplicable to the Corporation.

ARTICLE XIII

The name and address of the incorporator of the Corporation is:

Mary E. Fellows, at 558 Lime Rock Road, Lakeville CT 06039

IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation of Master Silicon Carbide Industries, Inc. on June 26, 2009.

/s/ Mary E. Fellows
Mary E. Fellows, Incorporator

EXHIBIT D

BY-LAWS
OF
MASTER SILICON CARBIDE INDUSTRIES, INC
(a Nevada corporation)

ARTICLE I

STOCKHOLDERS

Section 1.        Certificates Representing Stock. (a) Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

(b)    Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the Nevada Revised Statutes. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

(c)    The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

Section 2.        Uncertificated Shares. Subject to any conditions imposed by the Nevada Revised Statutes, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the Nevada Revised Statutes.

Section 3.        Fractional Share Interests. The corporation may, but shall not be required to, issue fractions of a share. If the Corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

Section 4.        Stock Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

Section 5.        Record Date For Stockholders. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Nevada Revised Statutes, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meeting of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Nevada Revised Statutes, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.        Meaning of Certain Terms. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the articles of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the Nevada Revised Statutes confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the articles of incorporation, except as any provision of law may otherwise require.

Section 7.        Stockholder Meetings.

(a) Time. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

(b) Place. Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Nevada.

(c) Call. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

(d) Notice or Waiver of Notice. Written notice of all meetings shall be given, stating the place, date, hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the Nevada Revised Statutes. Except as otherwise provided by the Nevada Revised Statutes, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, not the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

(e) Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

(f) Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting-the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

(g) Proxy Representation. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that is irrevocable and, if, and only as long as it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

(h) Inspectors. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If any inspector or inspectors are not appointed, the person presiding at the meeting may, but need not appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the Nevada Revised Statutes, the provisions of that Section shall not apply to the corporation.

(i) Quorum. The holders of at least one third of the outstanding voting shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. Once a quorum is established at any meeting of the stockholders, the voluntary withdrawal of any stockholder from the meeting shall not affect the authority of the remaining stockholders to conduct any business which properly comes before the meeting. In the absence of a quorum, the chairman of the meeting or stockholders present at the meeting may adjourn the meeting from day to day or time to time without further notice other than announcement at such meeting of such date, time and place of the adjourned meeting. At an adjourned meeting of the stockholders at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

(j) Voting. Each share of stock shall entitle the holder thereof to one vote. At each meeting of the stockholders, each stockholder entitled to vote thereat may vote in person or by proxy duly appointed by an instrument in writing subscribed by such stockholder. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the Nevada Revised Statutes prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the articles of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

Section 8.        Stockholder Action Without Meetings. Any action required by the Nevada Revised Statutes to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Action taken pursuant to this paragraph shall be subject to the provisions of Section 78.320 of the Nevada Revised Statutes.

ARTICLE II

DIRECTORS

Section 1.        Functions and Definition. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

Section 2.        Qualifications and Number. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Nevada. The initial Board of Directors shall consist of six (6) persons. Thereafter, the number of directors may be increased or decreased from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be six (6).

Section 3.        Election and Term. The first Board of Directors, unless the members thereof shall have been named in the articles of incorporation, shall be elected by the incorporator or incorporators and shall hold office until first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting resignation or removal. Except as the Nevada Revised Statutes may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

Section 4.        Meetings.

(a) Time. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

(b) Place. Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

(c) Call. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

(d) Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

(e) Quorum and Action. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the Nevada Revised Statutes, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the Nevada Revised Statutes and these Bylaws which govern a meeting of the directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

(f) Chairman of the Meeting. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

Section 5.        Removal of Directors. Except as may otherwise be provided by the Nevada Revised Statutes, any director or the entire Board of Directors may be removed, with or without cause, by the holders of two-thirds of the shares then entitled to vote at an election of directors.

Section 6.        Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by the Nevada Revised Statutes, and may authorize the seal of the corporation to be affixed to all papers which may require it.

Section 7.        Written Action. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 8.        Board of Advisors. The Board of Directors, in its discretion, may establish a Board of Advisors, consisting of individuals who may or may not be stockholders or directors of the Corporation. The purpose of the Board of Advisors would be to advise the officers and directors of the Corporation with respect to such matters as such officers and directors shall choose, and any other matters which the members of such Board of Advisors deem appropriate in furtherance of the best interest of the Corporation. The Board of Advisors shall meet on such basis as the members thereof may determine. The Board of Directors may eliminate the Board of Advisors at any time. No member of the Board of Advisors, nor the Board of Advisors itself, shall have any authority of the Board of Directors or any decision-making power and shall be merely advisory in nature. Unless the Board of Directors determines another method of appointment, the President shall recommend possible members of the Board of Advisors to the Board of Directors, who shall approve such appointments or reject them.

ARTICLE III
OFFICERS

The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice- President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such title as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

AMENDMENT

These Bylaws may be adopted, amended or repealed at any time by the unanimous written consent of the Board of Directors.

CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1.         That I am the duly elected and acting secretary of Master Silicon Carbide Industries, Inc., a Nevada corporation; and

2.         That the foregoing Bylaws, comprising eights (8) pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of September 30, 2009.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 30th day of September, 2009.

/s/ Mary E. Fellows
Mary E. Fellows
Secretary

EXHIBIT E

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF
SERIES A CONVERTIBLE PREFERRED STOCK
OF
MASTER SILICON CARBIDE INDUSTRIES, INC.

MASTER SILICON CARBIDE INDUSTRIES, INC. (the “Company”), a corporation organized and existing under the laws of the State of Nevada, does hereby certify, that, pursuant to authority conferred upon the Board of Directors by the Company’s Certificate of Incorporation, and pursuant to Section 78.315 of the Nevada Revised Statutes, the Board of Directors duly adopted resolutions (i) authorizing a series of the Company’s previously authorized preferred stock, par value $.001 per share, and (ii) providing for the designations, preferences and relative participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of Two Million (2,000,000) shares of Series A Convertible Preferred Stock of the Company as follows:

RESOLVED, that the Company is authorized to issue Two Million (2,000,000) shares of Series A Convertible Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”), which shall have the following powers, designations, preferences and other special rights:

1.    Dividends.

(a) The holders of the Series A Preferred Stock shall be entitled to dividends payable at the rate of six percent (6%) of the then effective Liquidation Preference per annum (the “Dividend Rate”) payable quarterly.

(b) Dividends shall begin to accrue on the date of issuance of the Series A Preferred Stock to the holders (“Issuance Date”) and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  Dividends shall be payable quarterly in arrears on January 1, April 1, July 1, October 1 of each year (each, a "Dividend Date"). If a Dividend Date is not a business day, then the dividend shall be due and payable on the business day immediately following such Dividend Date. To the extent that the Company is legally permitted to pay dividends, the Company shall pay dividends in cash on each Dividend Date; provided, that, at the option of the Company, dividends payable may be paid in shares of Common Stock (the “Dividend Shares”).  (c) At least five (5) days prior to the applicable Dividend Date (the "Dividend Notice Date"), the Company shall provide written notice (the "Dividend Notice") to each holder indicating that the dividend is to be paid in cash or in Dividend Shares as the case may be.  Dividends paid in Dividend Shares shall be paid in a number of fully paid and nonassessable shares (rounded up to the nearest whole share) of Common Stock equal to the quotient of (i) the amount of dividends payable divided by (ii) (a) $0.10038 (subject to adjustment under Section 5) or (b) if the Company’s Common Stock is then traded on a national securities exchange, inter-dealer quotation system or on the over-the-counter Bulletin Board or Pink Sheets,  the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each day on which the Common Stock is traded during the period commencing thirty (30) days preceding, but not including, the Dividend Date.    If any Dividend Shares are to be issued on a Dividend Date, then the Company shall within five (5) business days of the applicable Dividend Date, issue and deliver to such holder a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled.

2.           Liquidation Preference.   In the event of the liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock shall be entitled to be paid out of the assets of the Company available therefor, an amount in cash equal to $10.038 per share of Series A Preferred Stock plus accrued and unpaid dividends (the “Liquidation Amount”). No distribution shall be made on any Junior Securities (as defined below) by reason of any liquidation, dissolution or winding up of the Company unless each holder of any Series A Preferred Stock shall have received all amounts to which such holder shall be entitled under this Section 2.   If the assets of the Company are insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series A Preferred Stock shall be distributed among such holders  ratably in accordance with the respective amounts that would be otherwise be payable on such shares.   At the election of a holder of Series A Preferred Stock made by written notice delivered to the Company at least two (2) business days prior to the effective date of the subject transaction, as to the shares of Series A Preferred Stock held by such holder, a Fundamental Transaction (as defined in Section 4 (g)) or Change in Control (as defined in Section 4 (b)) shall be treated as a liquidation as to such holder.   The term “Junior Securities” shall mean any equity security of any kind which the Company or any subsidiary shall at any time issue or be authorized to issue other than the Series A Preferred Stock.

3.           Voting Rights.   The holders of shares of Series A Preferred Stock shall be entitled to the following voting rights:

(a)           Those voting rights required by applicable law; and

(b)           Except with respect to the election of directors (as to which the holders of Series A Preferred Stock shall not be entitled to vote), the right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote, with each share of Series A Preferred Stock carrying a number of votes equal to the number of shares of Common Stock issuable upon conversion at the then applicable Conversion Ratio, and each holder of Series A Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Company.

4.           Conversion.

(a)
Conversion at Option of Holder.        At any time prior to the fifth anniversary of the date of issuance, each share of Series A Preferred Stock shall be convertible, at the option of the Holder into a number of shares of Common Stock at the ratio that is determined by dividing (A) the Liquidation Amount by (B) the then effective Conversion Price (which shall initially be $0.10038, as such Conversion Price adjusted from time to time under Section 5) (the “Conversion Ratio”) subject to any adjustment pursuant to Section 5 of this Certificate of Designations of Preferences, Rights and Limitations (the “Certificate of Designations”).

(b)	Automatic Conversion.

 (i) Subject to Section 2, all of the outstanding shares of Series A Preferred Stock shall be automatically converted into a number of shares of Common Stock at the Conversion Ratio, on the close of business on the business day on which a Qualified Trading Market Event occurs.

(ii) A “Qualified Trading Market Event” shall mean (a) the volume weighted average price of the Common Stock as reported by Bloomberg Finance, L.P. equals or exceeds Two Dollars ($2.00) per share during any twenty (20) consecutive trading days and (b) a minimum of 50,000 shares of Common Stock have traded for four consecutive weeks.

(c)	Mandatory Conversion.

All of the outstanding shares of Series A Preferred Stock shall be immediately converted into a number of shares of Common Stock at the Conversion Ratio when holders of sixty-six and two thirds (66 2/3%) percent of then outstanding Series A Preferred Stock on a cumulated basis deliver a Notice of Conversion in accordance with Section 4(d).

(d)
Notice of Conversion.  Holders shall effect the mandatory conversion referred to in Section 4(c) by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”) fully completed and executed by the holders, together with the delivery by the holders to the Company of the stock certificate(s) representing the number of shares of Series A Preferred Stock to be converted, with such stock certificates being duly endorsed in full for transfer to the Company or with an applicable stock power duly executed by the holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock.  The conversion date shall be the trading day immediately following the applicable stock certificates are received by the Company (the “Conversion Date”). Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued.

(e)
Delivery of Certificates Upon Conversion.  Promptly following the Conversion Date, the Company shall deliver to each holder of Series A Preferred Stock who has delivered such holder’s certificates for Series A Preferred Stock to the Company (with such stock certificates being duly endorsed in full for transfer to the Company or with an applicable stock power duly executed by the holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the shares of Series A Preferred Stock as to which certificates have been delivered to the Company. Promptly following the Conversion Date the Company shall deliver a notice (the Mandatory Conversion Notice”) to any holder of Series A Preferred Stock which has not delivered a Notice of Conversion to the Company. The Mandatory Conversion Notice shall state that a mandatory conversion has occurred and provide a means whereby the holder can transmit such holder’s certificates for Series A Preferred Stock to the Company (together with appropriate signed stock powers). The Company shall not be obligated to issue to any holder of Series A Preferred Stock who did not participate in the Conversion Notice or who has not transmitted to the Company such holder’s certificates for Series A Preferred Stock (together with appropriate signed stock powers) a certificate for Common Stock until such time has received such holder’s certificates for Series A Preferred Stock (together with appropriate signed stock powers), even though the conversion of all Series A Preferred Stock to Common Stock has taken place on the Company’s book.

(f)
Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance on conversion of the Series A Preferred Stock, not less than such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding shares of Series A Preferred Stock.

(g)
Fractional Shares. Upon conversion of the Series A Preferred Stock, the Company shall not be required to issue stock certificates representing fractional shares of Common Stock and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share.

(h)
Transfer Taxes.  The issuance of certificates for shares of the Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holder of such shares of Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

5.                 Certain Adjustments.

(a)                 Stock Dividends, Stock Splits, Reclassifications, Recapitalizations, Etc.  If the Company, at any time after this Certificate of Designations is filed with the Secretary of State of the State of Nevada: (i) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of Common Stock, (ii) subdivides (including by way of stock split) its outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.  “Conversion Price” shall mean $0.10038, subject to adjustment as provided in this Certificate.   If the Conversion Price is adjusted pursuant to Section 5 or as otherwise provided in this Certificate, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall be determined by multiplying the Conversion Ratio in effect before the adjustment by a fraction, the numerator of which is the Conversion Price in effect before the adjustment and the denominator of which is the new Conversion Price.  Thereafter, subject to any further adjustments in the Conversion Price, each share of Series A Preferred Stock shall be convertible into Common Stock based on the new Conversion Ratio.

(b)                 Dilutive Issuances.  From and after the Issuance Date, until 5:00 PM New York City time on the second anniversary of the Issuance Date (after which no adjustment in the Conversion Price or number of shares of Common Stock pursuant this Section 5(b) shall be made), except for (i) Exempt Issuances (as defined below), (ii) issuances covered by Section 5(a) hereof or (iii) an issuance of Common Stock upon exercise or conversion of warrants, options or other convertible securities for which an adjustment has already been made pursuant to this Section 5, as to all of which this Section 5(b) does not apply,  if the Company closes on the sale or issuance of Common Stock at a price, or issues warrants, options, convertible debt or equity securities with an exercise price or conversion price which is less than the Conversion Price then in effect, the Conversion Price in effect from and after the date of such transaction shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate consideration received or receivable for the issuance of such additional shares would purchase at the Conversion Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. “Exempt Issuances” shall mean the issuance of (a) shares of Common Stock or options to employees, officers, directors of and consultants (other than consultants whose services relate to the raising of funds) of the Company or its subsidiaries pursuant to any stock or option plan that was or may be adopted by the Board of Directors, (b) securities on the conversion of the Series A Preferred Stock or the exercise of the Warrants (as defined in the Securities Purchase Agreement by and between the Company and the holder), (c) securities on the exercise of any other options, warrants or conversion of any convertible securities which are outstanding before the Issuance Date, (d) securities issued pursuant to acquisitions, licensing agreements, or other strategic transactions which are approved by the Board of Directors, and (e) securities issued pursuant to a bona fide firm underwritten public offering of the Company’s securities, provided such underwritten public offering has been approved in advance by the holders of more than fifty percent (50%) of the then outstanding shares of Series A Preferred Stock.

(d)                 Calculations.  All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares and shares owned by subsidiaries, if any) actually issued and outstanding.

(e)                 Notice of Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to this Section 5, the Company shall promptly mail to each holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(f)                 Notices of Other Events.  If (i) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (ii) the approval of any stockholders of the Company shall be required in connection with any action, including without limitation, reclassification of the Common Stock or any Fundamental Transaction, (iii) the Company shall authorize the dissolution, liquidation or winding up of the affairs of the Company; then in each case, the Company shall cause to be mailed to the holders at their last addresses as they shall appear upon the stock records of the Company, at least 30 days prior to the applicable record or effective date, a notice stating (x) the date on which a record is to be taken for the purpose of such redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such rights or warrants are to be determined or (y) the date on which such reclassification is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification or Fundamental Transaction; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice, provide such corporate action is otherwise valid.

(g)                 Fundamental Transaction. If, at any time while the Series A Preferred Stock is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Series A Preferred Stock, the holder shall have the right to receive, for each share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been the holder of one share of Common Stock, immediately prior to such Fundamental Transaction (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A  Preferred Stock following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the holder new preferred stock consistent with the foregoing provisions and evidencing the holder’s right to convert such preferred stock into the Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that this Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  Notwithstanding the foregoing or any other provisions of this Certificate, in the event that the agreement relating to a Fundamental Transaction provides for the conversion or exchange of the Series A Preferred Stock into equity or debt securities, cash or other consideration and the agreement is approved by the holders of a majority of the then-outstanding shares of Series A Preferred Stock, then the holders of the Series A Preferred Stock shall have only the rights set forth in such agreement.

6.   Redemption

(a) If a Qualified Trading Market Event has not occurred prior to December 30, 2010 or upon the occurrence of a Change of Control at any time, then the holders of at least 30% of the then outstanding Series A Preferred Stock (the “Required Holders”) may by written notice require that the Company, and, upon such request, the Company shall, redeem all outstanding shares of Series A Preferred Stock for an amount equal to the product of the number of shares being redeemed and the Liquidation Amount per share (the “Redemption Price”); provided that (i) prior to any such redemption, any holder may convert any shares of such holder’s Series A Preferred Stock into Common Stock, and (ii) the Company shall only redeem the shares of Series A Preferred Stock out of legally available funds for such redemption. Notwithstanding the foregoing to the contrary, if the Company does not have sufficient funds to redeem all of the then outstanding Series A Preferred Stock, the Company shall redeem such number of shares of Series A Preferred Stock pro rata among the holders that its available fund is legally allowed to redeem.

(b) If a Qualified Trading Market Event has not occurred prior to December 30, 2010, the Company, upon written notice to all of the holders of Series A Preferred Stock may redeem, all (but not less than all) of the then outstanding shares of Series A Preferred Stock for the Redemption Price plus all accrued dividends through the date of redemption; provided that (i) prior to any such redemption, any holder may convert any shares of such holder’s Series A Preferred Stock into Common Stock, and (ii) the Company shall only redeem the shares of Series A Preferred Stock out of legally available funds for such redemption. Notwithstanding the foregoing to the contrary, if the Company does not have sufficient funds to redeem all of the then outstanding Series A Preferred Stock, the Company shall redeem such number of shares of Series A Preferred Stock pro rata among the holders that its available fund is legally allowed to redeem. A “Change of Control” means (i) any sale of all or substantially all of the assets of the Company or its operating subsidiaries; and (ii) any merger, consolidation or other business combination in which the Company or a subsidiary of the Company is not the surviving entity.

(c) Within 5 business days of receipt of a redemption notice from the Required Holders, or, if the Company elects to redeem the Series A Preferred Stock pursuant to Section 6(b), the Company shall provide written notice of redemption to all of the holders of the Series A Preferred Stock ("Notice of Redemption”) which notice shall set forth the date fixed for redemption (the “Redemption Date”) (which shall be no later than twenty days following the date of the Notice of Redemption) and the Redemption Price.  The Company shall deliver the Redemption Price to the holders on the fifth (5th) business day following the later of the Redemption Date or receipt from the holders of certificates evidencing their shares.  If the Company is unable to redeem all of the Series A Preferred Stock submitted for redemption, the Company shall redeem a pro rata amount from each holder.

7.  Limitations Upon Disposition.  The Series A Preferred Stock issuable pursuant to this Certificate of Designations and the shares of Common Stock issuable on conversion of the Series A Preferred Stock (collectively the “Securities”), if not registered by the Company under the Securities Act, may not be sold or offered for sale in the absence of an effective registration statement as to the Securities under the Securities Act, or an opinion of counsel satisfactory to the Company that such registration statement is not required.  The above restrictions in this Section 7 shall be contained in a legend to be placed on each of the Series A Preferred Stock certificates at the time of issuance of the shares and a stop transfer order may be placed on such shares by the Company.  In addition, the following language shall appear on the back of each of the Series A Preferred Stock certificates:

ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY’S CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.

8.  Additional Rights.   So long as any shares of Series A Preferred Stock remain outstanding, the Company shall not, without first obtaining the approval by vote or written consent of all the outstanding shares of Series A Preferred Stock, (i) alter or change the powers, preferences, privileges, or rights of the Series A Preferred Stock, (ii) amend the provisions of this paragraph or this Certificate of Designations or (iii) issue any securities which are senior to or on a parity with the Series A Preferred Stock as to receipt of dividends or amounts payable on liquidation.   Securities are senior to the shares of Series A Preferred Stock, as to dividends or upon liquidation, dissolution or winding up, as the case may be, if the holders of such class or classes are entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Company, as the case may be, in preference or priority to the holders of shares of Series A Preferred Stock.  Securities are on a parity with shares of Series A Preferred Stock, as to dividends or upon liquidation, dissolution or winding up, as the case may be, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, are different from those of the Series A Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Company, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of Series A Preferred Stock.

9.  Replacement.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing  one or more shares of Series A Preferred Stock, and in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of such certificate, the Company at its expense will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of Series A Preferred Stock which shall have been represented by such lost, stolen, destroyed, or mutilated certificate.

10.  Notices.        Whenever notice is required to be given pursuant to this Certificate of Designations, unless otherwise provided herein, such notice shall be given at the address then set forth in the Company’s records.

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Company be and they hereby are authorized and directed to prepare and file a Certificate of Designations of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate this 12th day of August, 2009.

/s/ Mary E. Fellows
Name: Mary E. Fellows
Title: Vice Executive President and Secretary

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of common stock, par value $0.001 per share (the “Common Stock”), of Master Silicon Carbide Industries, Inc.,  a Nevada corporation (the “Corporation”), according to the conditions hereof. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Number of shares of Common Stock owned prior to Conversion: _______________
Number of shares of Series A Preferred Stock to be Converted: ________________
Certificate Number(s) of Series A Preferred Stock attached hereto:_________________
Number of Shares of Series A Preferred Stock represented by attached certificate(s):_________
[HOLDER]

By:
Name:_____
Title:______________